PRESS RELEASE

Neema Inc. (the “Company”)

421 9th Street

Manhattan Beach, CA 90266

For Immediate Release

OTCBB: NEMA

June 18, 2009

NEEMA INC. announced today that it has filed the required reports and documentation as required under Canadian National Instrument 51-102 Continuous Disclosure Obligations.

The filings can be accessed electronically from the SEDAR website at www.sedar.com.

FOR FURTHER INFORMATION:

David Brow

President

310.374.9382

This release is not for distribution to the U.S. Newswire Services of for dissemination in the United States.

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